Exhibit 99.2

Media Contacts:

Bethany Sherman, NASDAQ + 212.401.8714 Bethany.Sherman@nasdaq.com

Michael W. Robinson, Levick + 202 973 1340 direct + 202 321 4168 mobile mrobinson@levick.com

NASDAQ and Borse Dubai Reaffirm Commitment to Voluntarily

Submit Today’s Deal for full CFIUS Review

New York, September 20, 2007 — As NASDAQ announced earlier today – and as part of a series of transactions that includes a 19.99% investment by Borse Dubai in what will become The NASDAQ OMX Group, with a 5% voting rights limitation which can not be altered without SEC approval – the parties in this transaction have said they will voluntarily submit the transaction for consideration by the Committee on Foreign Investment in the U.S. When finalized, these transactions will create a global financial marketplace that will further strengthen New York City and the United States as the leading global financial center.

NASDAQ is the largest U.S. electronic stock market. With approximately 3,100 companies, it lists more companies and, on average, its systems trade more shares per day than any other U.S. market. NASDAQ is home to companies that are leaders across all areas of business including technology, retail, communications, financial services, transportation, media and biotechnology. NASDAQ is the primary market for trading NASDAQ-listed stocks. For more information about NASDAQ, visit the NASDAQ Web site at http://www.nasdaq.com or the NASDAQ Newsroom at http://www.nasdaq.com/newsroom/.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements relating to Borse Dubai’s offer for OMX.

This press release may contain forward-looking statements. These statements as they appear throughout this press release are not guarantees of future performance and are subject to inherent risks and uncertainties. Forward-looking statements may be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could,” or the negative of such terms and other variations on such terms or comparable terminology.

Forward-looking statements include, but are not limited to, statements about the expected future business of Borse Dubai and its subsidiaries and OMX resulting from and following the Borse Dubai’s offer for OMX, statements about the benefits of Borse Dubai’s offer for OMX, the transactions contemplated by NASDAQ’s agreements with Bourse Dubai and OMX, the proposed business combination transaction involving NASDAQ and OMX, including estimated revenue and cost synergies, the combined group’s plans, objectives, expectations and intentions, the proposed uses of proceeds from the sale of the LSE stake and other statements that are not historical facts. These statements reflect Borse Dubai management’s current expectations based upon information currently available to them and are subject to various assumptions, as well as risks and uncertainties that may be outside of their control, including but not limited to the effect of changes in general economic conditions, the level of interest rates, fluctuations in product demand, competition, technological change, employee relations, planning and property regulations, natural disasters and the potential need for increased capital expenditure (such as resulting from increased demand, new business opportunities and deployment of new technologies). Actual results could differ materially from those expressed or implied in such forward-looking statements. Any such forward-looking statements speak only as of the date on which they are made and Borse Dubai does not undertake any obligation to update or revise any of them, whether as a result of new information, future events or otherwise.

Notice to OMX shareholders

While the Offer is being made to all holders of OMX shares, this document does not constitute an offer to purchase, sell or exchange or the solicitation of an offer to purchase, sell or exchange any securities of OMX or an offer to purchase, sell or exchange or the solicitation of an offer to purchase, sell or exchange any securities of NASDAQ in any jurisdiction in which the making of the Offer or the acceptance of any tender of shares therein would not be made in compliance with the laws of such jurisdiction. In particular, the Offer is not being made, directly or indirectly, in or into Australia, Canada, Japan or South Africa. While NASDAQ reserves the right to make the Offer in or into the United Kingdom or any other jurisdiction pursuant to applicable exceptions or following appropriate filings and prospectus or equivalent document publication by NASDAQ in such jurisdictions, pending such filings or publications and in the absence of any such exception the Offer is not made in any such jurisdiction.

Restrictions on Borse Dubai’s offer for OMX

The release, publication or distribution of this announcement in certain jurisdictions may be restricted by law or regulation and therefore persons in such jurisdictions into which this announcement is released, published or distributed must inform themselves about and observe such restrictions.

The Borse Dubai offer is not being made and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, any jurisdiction in which the making of the Borse Dubai offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other actions in addition to those required under Swedish law, except under applicable exemption.

The Borse Dubai offer is not being made, directly or indirectly, by use of mail or any other means or instrumentality (including, without limitation, facsimile transmission, electronic mail, telex, telephone and the internet) in or into Canada and the Borse Dubai offer will not be capable of acceptance by any such use, means, instrumentality or facility of, or from within Canada unless an exemption from the applicable securities laws and regulations of any relevant provinces of Canada is available. Any persons receiving this press release should observe these restrictions and should not mail or otherwise distribute, forward or transmit it in, into or from Canada

Notice to OMX shareholders

While the NASDAQ offer is being made to all holders of OMX shares, this document does not constitute an offer to purchase, sell or exchange or the solicitation of an offer to purchase, sell or exchange any securities of OMX or an offer to purchase, sell or exchange or the solicitation of an offer to purchase, sell or exchange any securities of NASDAQ in any jurisdiction in which the making of the NASDAQ offer or the acceptance of any tender of shares therein would not be made in compliance with the laws of such jurisdiction. In particular, the NASDAQ offer is not being made, directly or indirectly, in or into Australia, Canada, Japan or South Africa. While NASDAQ reserves the right to make the NASDAQ offer in or into the United Kingdom or any other jurisdiction pursuant to applicable exceptions or following appropriate filings and prospectus or equivalent document publication by NASDAQ in such jurisdictions, pending such filings or publications and in the absence of any such exception the NASDAQ offer is not made in any such jurisdiction.

Additional Information about this Transaction

On August 7, 2007, NASDAQ filed with the SEC a Registration Statement on Form S-4 that includes a preliminary proxy statement of NASDAQ that also constitutes a prospectus of NASDAQ. Investors and security holders are urged to read the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus when it becomes available, as well as other applicable documents regarding the proposed business combination transaction , because those documents contain, or will contain, important information. You may obtain a free copy of those documents and other related documents filed by NASDAQ with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus and the other documents may also be obtained for free by accessing NASDAQ’s website at http://www.nasdaq.com and OMX’s website at http://www.omxgroup.com.

NASDAQ and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NASDAQ stockholders in respect of the transactions described in this communication. You can find information about NASDAQ’s executive officers and directors in NASDAQ’s definitive proxy statement filed with the SEC on April 20, 2007. You can obtain free copies of these documents and of the proxy statement prospectus from NASDAQ by accessing NASDAQ’s website at http://www.nasdaq.com.

Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.